. . . 1 The 4Q 2022 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on January 19, 2023. Exhibit 99.2 OceanFirst Financial Corp. 4Q 2022 Investor Presentation1 January 2023

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: implications arising from the termination of the proposed merger with Partners Bancorp, including reputational risks and potential adverse effects on the ability to attract other merger partners; the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers, changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and savings habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on January 19, 2023. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Strategic and Operational Focus 3 Outstanding and Proven Growth Efficiency Cost Model Focused on Investment in Technology Efficient Funding Base and Competitive Spreads Strategic Capital Utilization Significant top-line revenue growth driven by robust loan growth. Optimized branch network by refocusing spend on technology to enhance our customer experience and operational efficiency. NIM continues to trend upward with expansion spurred by loan growth and our asset-sensitive balance sheet. Significant stockholder capital returns, minimally dilutive acquisitions, maintaining strong regulatory capital thresholds.

. . .2022 Financial Highlights 4 Performance Year-over-Year (1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), net loss/gain on equity investments, and the income tax effect of these items, (collectively referred to as “non-core” items). TBV (tangible book value) per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information. (2) PTPP (Pre-tax Pre-provision) excludes the pre-tax “non-core” items along with income tax expense (benefit) and credit loss provision (benefit). Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information. (3) NIM (Net Interest Margin) +39.6% +71.4% Core Diluted EPS 1 Core Diluted PTPP per Share 1, 2 +38.7% +70.4% Core Earnings 1 Core PTPP 1, 2 +$1.15 +65 bps TBV per Share 1 NIM 3 Performance Quarter-over-Quarter +11.7% +2.1% Core Diluted EPS 1 Loan Growth -4.0% +28 bps Core Efficiency Ratio 1 NIM 3 Record Full Year 2022 Performance $3.1 billion Loans Originated $377.5 million Net Interest Income $17.08 Tangible Book Value per Share +11 bps +10.1% Core ROAA 1 Core ROTCE 1

. . .Proven Historical Net Interest Income and Loan Growth 5 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 2016 3.71% 3.46% 3.25% 2015 3.52% 2017 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 Net Interest Margin Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 25.5% 1,135 1,187 2,023 2,296 3,492 4,378 5,172741 793 1,145 1,055 997 145 623 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 308 193 261 339 511 2015 153 291 534 3,817 2016 281 408 188570 8,623 2017 7,756 475 305 2018 396 2019 6,214 471 2020 449 2021 264 1,988 2022 3,975 5,589 9,918 Home Equity & Consumer Residential C&I Loan Owner Occupied CRE Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 39.2% Owner Occupied CRE / C&I CAGR 20.0%

. . .Successful Commercial Loan Growth and Geographic Diversification 6 49% 69% 2015 Q4-22 +20% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q4-22 52% of commercial loans originated in Philadelphia and NY Emphasis on Commercial Increase of $5.8B in commercial loans since 2015 42% 30% 22% 6% New Jersey New York Philadelphia Boston & Baltimore Total: $6.8B New York commercial loan balance surpassed $2 billion in Q2-22

. . .Balanced Approach to Deposit Pricing and Growth 7 Shift Toward Non-Interest Bearing Deposits ($’millions) 1,661 3,542 3,736 4,948 5,393 8,055 8,958 8,133647 607 866 936 1,373 775 1,542 2020 255 202120182015 2016 2017 2019 2022 1,916 4,189 4,343 5,814 6,329 9,428 9,733 9,675 CoreNon-Core (1) Core deposits represent all deposits less time deposits. Organic Deposit Growth Bolstered by Acquisitions ($’millions) 4,343 9,733 9,675 2,123 1,616 1,894 4,187 2015 449 123 2016 201920182017 2020 2021 2022 1,916 5,814 6,329 9,428 Organic DepositsAcquired Deposits 60% 40% ConsumerCommercial Total: $9.7B Average Cost of Deposits YTD Int. Bearing Checking 0.28% Money Market 0.29% Savings 0.05% Time Deposits 1.43% Total (incl. non-int bearing) 0.31% Deposit costs are increasing, but deposit betas remain under 10% and are a fraction of the Company’s historical experience in the last rising rate cycle.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 8 Core Non-Interest Expense1 ($’000) 43,126 42,802 41,721 42,331 45,711 13,971 12,326 12,992 13,937 11,111 Q1-22Q4-21 3,206 Q2-22 2,777 Q4-22 2,519 Q3-22 57,097 55,128 57,919 59,045 59,341 Trident Technology Expense Other Core Non-Int Exp 1.87% 1.83% 57.51% 62.57% Q4-21 Q1-22 54.43% Q2-22 54.80% Q3-22 50.78% Q4-22 1.90% 1.89% 1.87% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), net loss/gain on equity investments, and the income tax effect of these items. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information.  Core Non-Interest Expense remained relatively flat quarter-over-quarter.  Q4-22 expenses included $2.5 million of Trident Abstract Title Agency, LLC (“Trident”) expenses. We anticipate Trident run-rate to continue at approximately $2 – $4 million per quarter.

. . .Core Non-Interest Income ($’000)1 Expansion Opportunity 9  Q4-22 non-interest income included Trident operations, which generated $2.6 million of non-interest income in the quarter. We anticipate Trident run- rate fee income of $3 – $5 million per quarter. 656 731 784 873 745 1,323 2,781 2,294 1,471 2,061 2,103 1,422 1,356 1,697 3,314 3,060 3,299 3,320 3,349 3,308 2,963 3,310 1,509 1,437 Q4-21 3,259 2,617 Q1-22 Q3-22 4,510 Q2-22 519 Q4-22 10,662 11,638 15,619 11,788 10,364 Trident Fee Income Income from BOLIBankcard Services Fees and Service Charges Commercial Loan Swap Income Other (1) Core Non-Interest Income excludes net loss/gain on equity investments. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information.

. . .Operational Efficiency 10 Deposits per Branch ($’millions) (56) bps2.39% 1.83% 2015 2022 Core Non-interest Expense1 to Total Avg. Assets 71 69 94 99 113 152 207 255 20182015 20222016 20212017 2019 2020 3.6x Operating Efficiency ($’millions) (1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), and net loss/gain on equity investments. In addition, for comparison purposes, Trident operations have been excluded from expenses. Refer to the “Non-GAAP Reconciliation” and “Supplemental Information on Trident” in the Earnings Release for additional information. 7 7 8 9 9 12 13 13 96 85 118 127 147 185 250 345 2015 20172016 202220192018 2020 2021 Assets per FTE Assets per Branch

. . .Growth in Net Interest Margin 11  Asset-sensitive balance sheet well-positioned for rising interest rates with 29% of the loan portfolio at 12/31/22 set to re-price.  Average loan balances increased by $263 million from the linked quarter with a loan pipeline of $166 million at 12/31/22.  Competitive market environment as peers compete on rate for quality credit.  Maintaining a healthy loan-to-deposit ratio while remaining disciplined on deposit pricing and managing funding costs. (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Headwinds Tailwinds 0.22% 3.36% Q3-22 NIM Rate environment, change in balances, funding mix, and other 0.05% Impact of prepayment fees and payoffs Q4-22 NIM 0.01% Purchase accounting impact 3.64% Q4-22Q2-22 2.99% 2.81% Q4-21 3.18% 3.06% Q1-22 3.29% 3.12% 3.36% 3.28% Q3-22 3.64% 3.54% NIM Core NIM

. . .Generating Consistent and Attractive Returns 12 Book Value and Tangible Book Value per Common Share ($)1 Core ROAA, ROTE1, and ROTCE1 • Tangible book value per common share increased by $0.78 (or 4.8%) per share compared to the linked quarter. • Announced and paid increased dividend by 18% to $0.20 per share in Q3-22. Capital Management ($’millions) 15.93 15.94 15.96 16.30 17.08 25.63 25.58 25.73 26.04 26.81 Q1-22Q4-21 Q2-22 Q4-22Q3-22 Book Value per Share Tangible Book Value per Common Share 11.30% 11.96% 0.95% 12.23% Q4-21 11.55% 1.13% 0.98% Q1-22 13.73% 14.53% Q2-22 13.62% 14.40% 1.11% Q4-22Q3-22 15.01% 15.86% 1.22% Core ROTE Core ROAA Core ROTCE 10 10 10 12 12 5 2 5 8.39% 8.89% 8.60% Q4-21 0 Q2-22Q1-22 8.38% Q3-22 8.47% 0 Q4-22 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases QTD Cash Dividend QTD (1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), net loss/gain on equity investments, and the income tax effect of these items. Tangible book value and tangible assets exclude goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information.

. . .Business Model Strength Driving Significant Capital Return 13 $0.49 $1.01 $1.55 $2.15 $2.77 $3.45 $4.13 $4.81 $5.55 $0.55 $0.94 $1.04 $1.09 $1.39 $1.97 $2.25 $2.86 $2.98 $14.26 2013 $12.33 2014 $12.33 20202016 2018 $12.91 $17.08 $13.67 20222015 $12.94 2021 $13.58 $21.36 2017 $15.13 2019 $23.60 $14.98 $15.93 $13.95 $15.53$15.62 $16.82 $18.42 $20.55 $25.61 Cumulative Dividends/ShareCumulative Share Repurchase/Share TBVPCS The growth in TBV per common share (TBVPCS1) is attributed to:  Minimally dilutive and strategic acquisitions in critical new markets  Stock buybacks  2.9 million available shares for repurchase  Stable & competitive dividend  104th consecutive quarter  Historical Payout Ratio of 30% to 40%  Announced an increase in the dividend of 18% to $0.20 per share in Q3-22 (1) Tangible book value per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Earnings Release for additional information. 2022 Growth Since 2013 Tangible Book Value per Share 1 38.5% Total Capital Return per Share 107.7%

. . . I N V E S T O R P R E S E N T A T I O N 14 Appendix

. . .OCFC’s Strong History of Credit Discipline 15 Global Financial Crisis Net Charge Offs (NCOs) / Avg. Loans (%) Hurricane Sandy (1) Source: S&P Global (2) Proxy and US Bank industry reporting is on a one quarter lag (3) Peer group disclosed in OCFC’s DEF-14A filed 4/26/22. This excludes (i) Investors Bancorp due to the sale the Citizens Financial Group; (ii) Boston Private Financial Holdings due to the sale to SVB Financial Group; and (iii) Meridian Bancorp due to the sale to Independent Bank Corp. 1.00% 0.00% 3.00% 2.00% 0.50 2.50 -0.50 1.50 Q1-222019 20212007 2008 2009 2010 2011 20182012 2013 2014 2015 20202016 2017 Q2-22 Q3-22 US Commercial Banks $10-50 bn 1, 2 OCFC Peer Group 1, 2, 3 OCFC’s average NCO totaled 6 bps over the last five years, approximately 80% lower than the 32 bps average NCO for US Commercial Banks $10-50 billion in size over the same period.

. . .Conservative Credit Risk Profile 16 0.21% 2021 0.03% 0.01% 2022 0.07% 0.08% 0.36% 0.35% 0.01% 0.10% 2016 2018 0.05% 0.02% 0.05% 0.11% 0.04% 2017 0.05% 0.12% 0.13% 0.31% 0.00% 0.29% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.47% 0.02% 0.00% 0.11% 0.06% 0.52% 0.22% 0.19 ResidentialCommercial & Industrial Commercial Real Estate Consumer (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. (2) Source: S&P Global. (3) Peer group reporting is on a one quarter lag. Peer group disclosed in OCFC’s DEF-14A filed 4/26/22. This excludes (i) Investors Bancorp due to the sale the Citizens Financial Group; (ii) Boston Private Financial Holdings due to the sale to SVB Financial Group; and (iii) Meridian Bancorp due to the sale to Independent Bank Corp. 0.16% 0.54% 2022 0.22% 0.45% 2016 2017 2019 0.25% 2018 0.32% 2020 2021 0.15% Q3-22 Peer Group Average: 0.41%2,3 NPA/Assets Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . .Quarterly Credit Trends (1 of 2) 17 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans Net Charge-offs (NCOs) / (Recoveries) and Credit Loss Expense (Benefit) ($’000) 0.57% 0.12% 0.22% 0.69% 0.56%0.57% Q4-21 0.18% 0.17% Q1-22 0.55% Q2-22 0.14% 0.55% Q3-22 Q4-22 0.79% 0.74% 0.72% 0.69% ACLPCD & General Credit Marks (19) (92) 9 (252) (5) 0.00% (1,573) 1,254 0.00% Q1-22 0.00% Q4-21 Q4-22 1,851 Q3-22Q2-22 1,016 0.00% 3,647 0.00% Credit Loss Expense (Benefit) Net Charge-offs (Recoveries) NCOs / Average loans

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (2 of 2) 18 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $48.2 million in Special Mention loans and $50.8 million of Substandard loans, $43.2 million (or 89.5%) and $37.9 million (or 74.6%) are current on payments, respectively. 0.25% 0.22% Q4-21 0.16% 0.19% 106 106 Q3-22 0.18% Q1-22 0.14% 0 Q2-22 0.15% 0.19% 0 0.19% 0.15% 0 Q4-22 Non-performing loans to total loans OREO Non-performing assets to total assets Non-performing loans 18,948 23,180 17,224 18,455 19,321 148,557 114,030 103,294 97,353 50,776 91,607 91,611 60,812 54,330 48,214 164,106 Q4-22Q1-22 205,641 Q3-22Q4-21 Q2-22 240,164 151,683 98,990 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. Special mention and substandard loan totals declined 35% from Q3-22 to Q4-22.

. . .Asset Growth Supplemented by Strategic M&A 19 ($ in millions) Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 ~$12 million $142 million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding Company Inc. January 1, 2020 ~$113 million $798 million Weighted average1: Price/Tangible Book Value 158%; Core Deposit Premium 9.0% 2,615 2017 $142 2016 20192015 $2,044 $495 2018 $1,907 2020 2021 2022 $11,448 $7,516 $2,593 5,167 $8,246 $5,416 $11,740 13,104 Acquired Assets Organic Assets (1) At time of announcement.

Northeast and Mid-Atlantic Expansion Opportunities[1]

- New Jersey is an attractive market.
  - Statewide total population of 9.3 million.
  - Most densely populated state.
  - 11th most populous state.
  - Median household income of $85,245.
- Significant opportunities for acquisitions to build customer base.
- Support expansion in Pennsylvania, Metropolitan New York, Boston, Baltimore, and Washington D.C.

Northeast U.S., DE, MD + D.C. Metro provides access to ~20% of the U.S. population



ME
VT
NH
MA
NY
RI
CT
Boston Region
New York Region
PA
NJ
New Jersey Region
MD
Greater Philadelphia Region
DC
DE
VA
Baltimore / D.C. Region

(1) Source: U.S. Census Bureau

20

OCEANFIRST

Experienced Management Team with Banking Expertise

Executive	Title	Years with OceanFirst[1]	Select Experience
Christopher D. Maher	Chairman & Chief Executive Officer	9	• Director of the Federal Reserve Bank of Philadelphia • Former President and CEO of Patriot National Bancorp • Former EVP at Dime Community Bancshares, Inc.
Joseph J. Lebel III	President & Chief Operating Officer	16	• Wachovia Bank • Member of the Board for the New Jersey Chamber of Commerce
Patrick S. Barrett	Executive Vice President & Chief Financial Officer	<1	• Former CFO of First Midwest Bancorp, Inc. and Fulton Financial Corp. • Extensive leadership and management experience at several financial institutions
Steven J. Tsimbinos	Executive Vice President, General Counsel & Corporate Secretary	12	• Thacher Proffitt & Wood • Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President & Chief Risk Officer	5	• Office of the Comptroller of the Currency • First Fidelity
Michele B. Estep	Executive Vice President & Chief Administrative Officer	15	• Sun National Bancorp • Key Bank
Karthik Sridharan	Executive Vice President & Chief Information Officer	3	• Citigroup • JP Morgan Chase • Bank of America

Substantial insider ownership of 11%[2], including Directors, Executive Officers, ESOP and OceanFirst Foundation.

(1) Represents years of experience at OceanFirst and includes years at acquired banks.
(2) As of 12/31/22.

21

OceanFirst

. . .Interest Rate Sensitivity (1 of 2) 22  OceanFirst Bank’s balance sheet is asset-sensitive. An upward climb in rates should yield positive results in net interest income. Economic Value of Equity (EVE)1 - % ChangeEarnings at Risk (EAR)1 - % Change -5 0 5 10 15 14.3% +300 bps +100 bps 8.5% Base+200 bps 4.3% -2.5% -100 bps OceanFirst % Change -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 1.6% Base+300 bps -1.6% 1.2% +100 bps+200 bps 0.6% -100 bps OceanFirst % Change Impact to Net Interest Income1 +$7.1MM +$5.4MM +$2.8MM -$7.0MM (1) Refer to the Quantitative and Qualitative Disclosures About Market Risk to be filed with the Form 10-K for additional details.

. . .Interest Rate Sensitivity (2 of 2) 23 Rate Characteristics 79% 91% 57% 46% 62% 90% 84% 21% 9% 43% 54% 38% 10% 16% Mortgage LoansSecurities Consumer Loans DepositsCommercial Loans (CRE & C&I) Total Assets (Weighted Avg) Borrowings Adjustable/Floating Core DepositsFixed Note: Data as of 12/31/22 3.8 6.4 2.6 2.1 3.3 0.9 Time DepositsMortgage LoansSecurities Commercial LoansConsumer Loans Total Assets (Weighted Avg) Duration (Years) Asset and Liability Duration (Years)